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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         DATE OF REPORT - April 21, 2004
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


            DELAWARE                      1-8974                          22-2640650
(State or other jurisdiction      (Commission File Number)            (I.R.S. Employer
       of incorporation)                                           Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY                  07962-2497
(Address of principal executive offices)                                  (Zip Code)


       Registrant's telephone number, including area code: (973) 455-2000


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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

         Honeywell International Inc. will hold its first quarter 2004 earnings release conference call on Wednesday, April 21, 2004 at 8:30 a.m. Eastern Time. The earnings release was distributed on BusinessWire approximately one hour prior to the conference call. Interested investors may access the conference call by dialing (706) 643-7681 or through a World Wide Web simulcast available at the "Investor Relations" section of the company's website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

         Honeywell International Inc. issued its 2004 first quarter earnings release on April 21st which is attached as an exhibit to this report.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 21, 2004                 HONEYWELL INTERNATIONAL INC.


                                     By: /s/ Thomas F. Larkins
                                        ---------------------------------------
                                         Thomas F. Larkins
                                         Vice President, Corporate Secretary and
                                         Deputy General Counsel



                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as................................. 'TM'
The registered trademark symbol shall be expressed as...................... 'r'